================================================================================




                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                JANUARY 15, 2003
             ------------------------------------------------------
                Date of report (Date of earliest event reported)


                             VALUEVISION MEDIA, INC.
            --------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

             MINNESOTA                                 0-20243                              41-1673770
-------------------------------------     ----------------------------------     ----------------------------------
      (State of Incorporation)                (Commission File Number)            (I.R.S. Employer Identification
                                                                                               No.)



                 6740 SHADY OAK ROAD
               EDEN PRAIRIE, MINNESOTA                                                       55344-3433
-----------------------------------------------------------------------------    ----------------------------------
      (Address of principal executive offices)                                               (Zip Code)


                        Telephone Number: (952) 943-6000
       -----------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


================================================================================

ITEM 5.  OTHER EVENTS.

         On January 15, 2003, ValueVision Media, Inc. issued a press release, a copy of which is attached as an exhibit to this report and is incorporated herein by reference.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                     99    Press Release dated January 15, 2003.




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 15, 2003                       VALUEVISION MEDIA, INC.



                                              By /s/ Nathan E. Fagre
                                                 -------------------------------
                                                 Nathan E. Fagre
                                                 Senior Vice President and
                                                   General Counsel

                                  EXHIBIT INDEX

No.             Description                                                                    Manner of Filing
---             -----------                                                                    ----------------
99              Press Release dated January 15, 2003.........................................  Filed Electronically